Series Number:  1
For period ending 4/30/12

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                           26,417
                                Institutional Class                                                                           14,793
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           1,717
                                C Class                                                                           0
                                R Class                                                                           12

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1271
                               Institutional Class                                                      $0.1765
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0653
        C Class                                            $0.0000
        R Class                                                      $0.0036

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class                                           208,857
                              Institutional Class                                           91,460

2. Number of shares outstanding of a second class of open-end company shares                (000's omitted)
                                A Class                                26,179
                                    C Class                                                                573
R Class                                 3,964

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $28.39
                                Institutional Class                                $28.64

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $27.93
                                    C Class                                                                 $28.01
R Class                                 $27.78

Series Number:  2
For period ending 4/30/2012

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                4,659
        Institutional                                           23

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 8
                                C Class                                                                                 0
        R Class                                                0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1043
        Institutional Class                                           $0.1783
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0118
        C Class                                                      $0.0000
                    R Class                                                                $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class            44,057
        Institutional Class     156

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   938
                                    C Class                                                             67
R Class                             15

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $44.49
Institutional                             $44.98

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $43.86
                                    C Class                                                            $41.87
R Class                            $43.93

Series Number:  3
For period ending 4/30/2012

49)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           246,038
                              Institutional Class     2,354

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   2,635
                                    C Class                                                             51
R Class                             204

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $26.27
                                Institutional Class  $26.89

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $25.49
                                    C Class                                                            $23.46
R Class                            $25.29

Series Number:  4
For period ending 4/30/2012

48)	Investor, A, C & R
1.000%

Institutional
0.800%

74U).         1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                71,271
                                Institutional Class           4,242
              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                           6,509
                                C Class                                                                5
                                R Class                                                                964

74V).         1. Net asset value per share (to nearest cent)
                                Investor Class                                                                $18.16
                                Institutional Class                                                                $18.72

              2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                $17.51
                                C Class                                                                $17.77
                                R Class                                                                $17.54

Series Number:  5
For period ending 4/30/2012

48)	Investor, A, C & R
1.00%

Institutional
0.800%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           33,116
                              Institutional Class     1

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   49
                                    C Class                                                             22
R Class                             2

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $31.52
                                Institutional Class  $31.55

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $31.47
                                    C Class                                                            $31.33
R Class                            $31.42

Series Number:  11
For period ending 4/30/2012

48)	Investor, A, B, C & R
1.000%

Institutional
0.800%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           114,983
                              Institutional Class     7,560

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   46,924
B Class                             156
                                    C Class                                                             6,093
R Class                             1,708

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $23.41
                                Institutional Class  $23.98

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $22.71
                                    B Class                                                            $22.59
C Class                            $21.07
R Class                            $22.99

Series Number:  12
For period ending 4/30/12

48)	Investor
First $1 billion 0.900%
Over $1 billion 0.800%

Institutional
First $1 billion 0.700%
Over $1 billion 0.600%

Series Number:  17
For period ending 4/30/12

48)	Investor, A, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)    1. Number of shares outstanding (000's omitted)
                                Investor Class           20,204
                                Institutional Class     4

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                    35
                                C Class                    8
R Class                              7

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class         $8.38
                                Institutional Class   $8.42

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.34
                                 C Class                  $8.20
R Class                            $8.29

Series Number:  19
For period ending 4/30/12

48)	Investor and A
First $500 million 1.100%
Next $500 million 1.000%
Over $1 billion 0.900%

Institutional
First $500 million 0.900%
Next $500 million 0.800%
Over $1 billion 0.700%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                2,040
                               Institutional Class            69
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           44

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.1114
                               Institutional Class                                                      $0.123
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.0969

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           17,761
                             Institutional Class     769

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    458

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class         $6.58
                             Institutional Class   $6.58

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $6.57

Series Number:  20
For period ending 4/30/2012

48)	Investor
First $500 million 1.250%
Next $500 million 1.100%
Over $1 billion 1.000%

Institutional
First $500 million 1.050%
Next $500 million 0.900%
Over $1 billion 0.800%

Series Number:  21
For period ending 4/30/12

48)	Investor, A, B, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)    1. Number of shares outstanding (000's omitted)
                                Investor Class            17,722
                                Institutional Class     12,319

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                    12,797
                                    B Class                                                               244
C Class                               1,524
R Class                               136

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class          $9.03
                                Institutional Class    $9.12

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $8.88
                                    B Class                                                         $8.48
C Class                         $8.51
R Class                         $8.83

Series Number:  23
For period ending 4/30/12

48)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                479
                               Institutional Class                                                                           111
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           981
                               B Class                                                                           7
                               C Class                                                                           32
                               R Class                                                                           13

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.1558
                               Institutional Class                                                      $0.1810
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.1244
                               B Class                                                                           $0.0299
                               C Class                                                                           $0.0299
                               R Class                                                                           $0.0929

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           3,291
                             Institutional Class                                           597

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           7,672
                               B Class                                                                           229
                               C Class                                                                           1,074
                               R Class                                                                           172

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $14.49
                             Institutional Class                                           $14.50

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $14.49
                               B Class                                                                           $14.35
                               C Class                                                                           $14.35
                               R Class                                                                           $14.45

Series Number:  24
For period ending 4/30/12

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                79
                               Institutional Class            0
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           3
                               C Class                                                                           0
                               R Class                                                                           0

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0591
                               Institutional Class                                                      $0.0796
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.0335
                               C Class                                                                           $0.0000
                               R Class                                                                           $0.0079

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           1,260
                             Institutional Class                                           2

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           83
                               C Class                                                                           25
                               R Class                                                                           45

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $12.30
                             Institutional Class                                           $12.29

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $12.29
                               C Class                                                                           $12.10
                               R Class                                                                           $12.27